UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 19, 2023

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 19, 2023, Jared Sperling, a Class III director of Blue Bird Corporation (the “Company”), tendered his resignation from our Board of Directors, effective immediately. Mr. Sperling’s decision was not based on any disagreement with the Company regarding its operations, policies or practices.

(d) On May 19, 2023, the Board of Directors of the Company elected Dan Thau as a Class III director of the Company, to fill the vacancy created by the resignation of Jared Sperling. Mr. Thau was also appointed to serve as a member of the Compensation Committee and the Corporate Governance and Nominating Committee.

Mr. Thau, a Vice President at American Securities LLC (“American Securities”), has been with that firm since 2015. Prior to joining American Securities, Mr. Thau was employed by Goldman Sachs as an analyst in the Financial Institutions Group in New York and in the Israel Group in Tel Aviv. Mr. Thau holds a B.S. degree in Economics from the University of Pennsylvania’s Wharton School and an M.B.A. degree from Harvard Business School.

There are no arrangements or understandings between Mr. Thau and any other persons pursuant to which he was elected as a director. There are no existing transactions and no proposed transactions between Mr. Thau and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Thau will participate in our director compensation programs to the same extent as other directors, as modified by agreement between Mr. Thau and American Securities, pursuant to which such compensation has been assigned to American Securities. This arrangement, applicable to other Company directors employed by American Securities, has been previously disclosed most recently in our definitive proxy statement dated February 3, 2023, related to our 2023 Annual Meeting of Stockholders (“Proxy Statement”), under the section titled “Fiscal 2022 Director Compensation.”

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Ted Scartz
Name:	Ted Scartz
Title:	Senior Vice President and General Counsel
Dated: May 25, 2023